UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 18, 2006
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                                 GAMESTOP CORP.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-32637                                       20-2733559
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     (Commission File Number)                  (IRS Employer Identification No.)


  625 Westport Parkway, Grapevine, Texas                         76051
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.


     The following information is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On May 18, 2006, GameStop Corp. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended April 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1.


Item 8.01.    Other Events.

     On May 18, 2006, the Company announced the commencement of the exchange offer of its and GameStop, Inc.'s $300,000,000 Senior Floating Rate Notes due 2011 and $650,000,000 8% Senior Notes due 2012, each registered under the Securities Act of 1933, as amended, for all of its and GameStop, Inc.'s outstanding $300,000,000 Senior Floating Rate Notes due 2011 and $650,000,000 8% Senior Notes due 2012 sold on September 28, 2005 pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The exchange offer will expire at 5:00 p.m. New York City time on June 16, 2006, unless extended.

     The Company also announced that its Board of Directors has authorized the buyback of up to an aggregate of $100,000,000 of its Senior Floating Rate Notes and Senior Notes. The timing and amount of the repurchases will be determined by the Company's management based on their evaluation of market conditions and other factors. In addition, the repurchases may be suspended or discontinued at any time.


Item 9.01    Financial Statements and Exhibits.

     (c)     Exhibits

             99.1    Press Release issued by GameStop Corp., dated May 18, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GAMESTOP CORP.


Date:  May 18, 2006                              By: /s/ David W. Carlson
                                                    ----------------------------
                                                   David W. Carlson
                                                   Executive Vice President and
                                                    Chief Financial Officer


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


                                  EXHIBIT INDEX


Exhibit Number    Description
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99.1              Press Release of GameStop Corp., dated May 18, 2006.


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